UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2003

FORTIS ENTERPRISES

(Exact name of registrant as specified in charter)

Nevada                                                                           000-49634                                                    88-0475756

(State of other jurisdiction of                                                                        (Commission                                                                        (I.R.S. Employer

incorporation or organization)                                                                      File Number)                                                                        (Identification  Number)

1180 Spring Centre South Blvd.

Suite 310

Altamonte Springs, Florida                                                                                                                 32714

(Address of Principal Executive Office)                                                                                                                                                     (Zip Code)

(407) 435-3959

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Release

          On August 18, 2003, the Registrant issued a press release announcing that it has received an unanticipated reception to the Company's recent efforts to identify potential acquisition candidates. A copy of the press release is attached hereto as Exhibit 99.

EXHIBITS

99 Press Release dated August 18, 2003

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                         FORTIS ENTERPRISES

                                                                                       By: /S/Stephen W. Carnes

                                                                                       Stephen W. Carnes, President

Date: August 19, 2003

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